UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
 (Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  March 31, 2017

Date of reporting period:  March 31, 2017

Item 1. Reports to Stockholders.

Annual Report

March 31, 2017

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

March 31, 2017

Dear Fellow Shareholders:

Results

The Aasgard Dividend Growth Small & Mid-Cap Fund (AADGX or the “Fund”) strategy ended the quarter up 2.72% on a net basis. This result lagged the return of our primary benchmark, the Russell 2500™ Index, of 3.76%.  Since inception on April 1, 2016, the strategy is under-performing, up 18.79%, vs. 21.12% for the Russell 2500™ Index.  The past year has been a challenging one for the strategy relative to the benchmark. Our strategy favors strong balance sheets, consistent earnings growth, and stable dividends. Strong bull markets like the one experienced in this time frame typically favor more speculative companies with shorter operational histories and exponential earnings growth potential. Furthermore, as interest rates increased on increased economic growth expectations, high dividend payers suffered. Despite a challenging environment the strategy has shown robust returns and continues to perform to expectations.

Market & Economic Review

The market surged late in 2016 following the presidential election. This is after starting 2016 very poorly on low oil prices. The market dramatically shifted once investors were certain of a Republican sweep of the White House, Senate, and Congress. The Republican and Trump policy agenda is decidedly pro-growth and pro-business. This agenda includes: reducing corporate and personal income tax rates, a foreign sourced earnings tax holiday, energy and banking regulatory reform, and increased infrastructure spending. Interest rates surged on real growth and increased inflation expectations. Companies in the financial, industrial, and technology sectors have surged over the past year. While consumer staples were strong in the first half of 2016, post-election the sector has stagnated. Consumer discretionary companies, particularly in physical retail, have been weak relative to the broad index. We see a wave of store closures coming as consumers shift buying habits online and favoring experiences vs. consumption. The market consolidated gains in March 2017 post the failure of the American Health Care Act. This policy blunder decreased the odds of the full Republican agenda being realized in 2017.

Investment Activity

In the second quarter of 2016 West Pharmaceutical Services (WST) was sold on valuation and low dividend rate concerns. WSTs dividend yield was far below 1% and forward P/E greater than 30. The stock had appreciated greatly over the prior year.  CR Bard Inc. was sold as it crossed the $15 Billion market cap threshold, its low dividend yield also a concern. Replacing our sales is a solid pair of dividend growers, Owens & Minor, and Hil-Rom Holdings.

In the third quarter we sold three holdings and purchased 3 replacements.  Holly Frontier was sold at a loss on deteriorating earnings outlook. The refining space has been under pressure since the oil export ban had been lifted, the glut of US crude able

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

to trade more freely versus global oil. Juniper Networks was sold on reduced expectations of earnings growth. The hardware router business model is under assault by the remotely hosted software offerings from Amazon, Google, and Microsoft.  Businesses are better able to leverage their operations by outsourcing their data management rather than internally managing it. Realty Income was sold on valuation concerns, the entire space—particularly retail—having appreciated greatly. We added the REIT National Health Investors, Tupperware, Harris Corp, and Targa Resources. The additions have improved the portfolio valuation ratios and increased the total yield.

In the fourth quarter of 2016 we sold four holdings and purchased four replacements.  All five sales were conducted to harvest losses, offsetting earlier realized capital gains. Companies sold: Convergys, McCormick, Owens & Minor, and Tupperware. We utilized these sales to reposition our sector weights, decreasing consumer staples and increasing financials, particularly banks. We believe that small regional banks will benefit from reduced regulatory burdens and increasing interest rates over the coming year, despite weakness in Q1 of 2017. Consumer staples had run up in valuation and are particularly at risk from rising interest rates. Their slow growth rates and stable dividends are attractive to bond buyers, whom may sell stocks in favor of bonds. We purchased Quest Diagnostics, Inc., Umpqua Bank, Cullen & Frost Bank, and Crane Co.

In the first quarter of 2017, the biggest detractors from performance came from stock selection rather than systematic industry or factor exposure. The biggest decline in the portfolio for the quarter was Maiden Holdings, Ltd. (“Maiden Holdings”), down 19% in the December 2016 through March 2017 time period. The reinsurance company saw a larger number of automobile claims in Q4 2016. The company has increased loss reserves. The claims were not related to any one event but an unexpected uptick in losses. The company’s stock price had increased dramatically in Q4 2016, and has now declined to the level it traded at in Q3 2016. Despite the 4Q earnings decline, Maiden Holdings increased the dividend by 7%. The position now yields over 4.5%, while maintaining a 33% earnings payout ratio. Given no fundamental change in business conditions or opportunity, we will continue to hold the position. Arrow Financial Corporation (“Arrow”), a New England based bank was the second largest decliner. Arrow’s decline mirrored other banks in direction. As risks to banking sector reform, and potentially interest rates, the fortunes of small regional banks have waned. The entire regional bank sector declined in Q1.

In February 2017 we made two position changes. Brinker International, Inc. (“Brinker”) was sold and replaced by The Goodyear Tire & Rubber Company. Brinker’s fortunes are closely tied to general retail shopping and foot traffic, particularly malls. Many C and D class malls are facing sharp declines in foot traffic, hurting Brinker’s sales. Given the threat to future sales and decline in the share price, we decided to make the sale. We also sold Bio-Techne Corp. (“Bio-Techne”).  Bio-Techne sells equipment to bio-tech research companies. While we still like the business, the valuation had become excessive and dividend growth has stalled. Steris PLC has replaced Bio-Techne in our health-care holdings.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

Outlook

Our market outlook remains positive. We have seen consolidation in the markets as the post-election rally settles out. Since the election, banks, industrials, and tech companies have seen large increases in share price. Much of this action, we believe, is tied to the Republican sweep agenda: a corporate tax cut from 35% to ~20%, foreign sourced earnings tax holiday, regulatory reform, and a potentially very large infrastructure spending bill. The question now is if these agenda items can come to fruition. The Trump Administration had made several stumbles early on: the immigration halt, which has been stymied by the courts, and the failure of the American Health Care Act. (Obamacare repeal). If the Republicans cannot show unity then the broader agenda is at risk. We are optimistic that the administration will find its footing in Q2 and the most important policy pieces will come together as the year progresses.

If the economy continues to heat up we expect inflation to make an appearance. The rapid advance of interest rates following the election can either be seen as an indication of expected real growth and demand for capital, or a tick up in the expectation for inflation. Some combination of both is a reasonable guess. The lack of inflation has dogged this economy since the financial crisis. 0% interest rates and quantitative easing have failed to produce above target inflation. The baton appears to be passing to the fiscal authorities, though their ability to deliver is now in question. We believe that the level of interest rates will determine the length of this economic cycle. At some point wage inflation passes through to price-of-goods inflation. The U.S. Federal Reserve Board (the “Fed”) will eventually become aggressive in fighting reported inflation and potentially a stock market bubble. As it stands today the Fed Funds rate is set between 0.75% and 1%. The Fed has signaled two more rate hikes for 2017. At 25 bp each that would still not get the Fed Funds rate to the neutral target of approximately 2%. At some point, inflation will be hot enough for the Fed to act aggressively, raising rates 50 bp or more per meetings. We feel that this aggressiveness has a much greater likelihood of showing up in 2018 than 2017. Janet Yellen, Fed Chair, has stated that she would rather have inflation run a bit before working against it, seeing little danger from hiking rates modestly. That is unless the stock market continues appreciating into bubble territory.

The S&P 500® Index is currently trading at 22 times trailing earnings, and 17.5 times consensus 2017 earnings. These are not bargain levels, but slightly above the averages of the past 3 decades.  We’ve seen lower and we’ve seen higher. Over the past 60 years a P/E ratio of 22 is associated with a historical 10 year return of approximately 6%, below the average of 10%. The question is which direction this ratio is headed. We think higher. A confluence of better economic conditions, fiscal stimulus, and rising interest rates may push investors to become price indiscriminate and simply put more money to work in the stock market, particularly in index funds. This non-price sensitive buying will push the valuation ratio into bubble territory.  As individuals see statement after statement of low or even negative bond returns the inclination to make a change

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

becomes more pressing. Investors tend to follow the herd. If bonds are bad and stocks are good, then more stocks are even better. As the market continues to appreciate the behavior becomes more self-fulfilling, rewarding ever more risk taking, seemingly punishing the risk averse. Bubbles can be fun, with high-fives in the hallway as stocks make new highs, but all bubbles come to a painful end.

We see the end coming in the form of higher interest rates. As the market becomes a clear bubble and inflation becomes even hotter the Fed will be forced to act, if they hold to historical patterns. At the same time, wage increases impair corporate earnings. Companies can try to pass through inflation with higher prices but may not be successful in doing so due to competitive forces. At the same time the Fed is raising rates, causing the cost of capital to increase. Companies and operations that are marginally profitable during the good times become unprofitable when wages, input costs, and interest rates move against their business plans. We believe the locus of the next recession will map to the secular changes we see in consumer buying habits, namely the decline in physical retail. Consumers are shifting their buying habits to online purchases and experiences. The first order effect are store closures and layoffs, retail being one of the largest employers in the country. We are more worried about the secondary effects, property owners with large vacancies and debts to pay. When those debts are defaulted on the pain is then shifted to the banking and lending sectors of our economy. This would prompt a significant decline in economic activity, thus a recession.

Our strategy will be to acknowledge the lateness of this cycle, find value where possible, and sell excessively priced assets. Bubbles can last a long time, even if we are in the early stages of one, it may be years before it all plays out. We will participate in this market, and watch patiently for early indications of weakness. Our favorite indicators: an inverted yield curve (higher short-term interest rates than long-term), unemployment claims, housing starts, and consumer confidence. All these indicators are solidly in the green at this time. When they roll-over we will begin to play defense. Shifting holdings to more defensive sectors. Monitoring to confirm the companies we hold possess key indicators of high quality: low debt levels, strong management teams, ample cash reserves, competitive advantages vs. peers, products that are well thought of, and with a loyal, and preferably, growing customer base.

Distribution and Marketing Efforts:

Our business plan for the Fund remains the same. We do not anticipate any marketing efforts until the Fund has generated a relatively positive 3-year track record. We have not engaged in any marketing efforts during the 1st quarter. The Fund continues to be offered through TD Ameritrade, Fidelity, and Schwab.

Shareholder Base:

The Fund began April 1st, 2016 with just $10,000 in assets under management (AUM), quickly growing to $16,975,913 by April, 30 2016. As of March 31st, 2017 the fund has $29,354,069.  Fund flows are being driven by advisory clients of

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

Coldstream Wealth Management. We expect positive fund flows to continue in 2017. The Fund will likely stabilize at about $35 million in AUM by year-end 2018 based on Coldstream advisory client fund flows.

Sincerely,

James Walsh, CFA
Portfolio Manager

Past performance is no guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. Please see the Schedule of Investments in this report for complete Fund holdings.

The information provided herein represents the opinion of Coldstream Wealth Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Dividend yield is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price. Dividend yield is represented as a percentage and can be calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock. Forward price to earnings (forward P/E) is a measure of the price-to-earnings (P/E) ratio using forecasted earnings for the P/E calculation. Cash flow is the net amount of cash and cash-equivalents moving into and out of a business.

The Russell 2500™ Index is a broad index featuring 2,500 stocks that cover the small and mid-cap market capitalizations. The Russell 2500™ Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities.  S&P 500® Index is a trademark of Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. and is meant to reflect the fluctuations in the value of the largest stocks traded in the United States.

You cannot directly invest in an index.

Earnings growth is not a measure of the Fund’s future performance.

Mutual Fund investing involves risk, loss of principal is possible. Losing all or a portion of your investment is a risk of investing in the Fund. Investments in small- and mid-cap companies involve additional risk such as limited liquidity and greater volatility than larger companies. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, LLC.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

FUND PERFORMANCE CHART at March 31, 2017

Comparison of the change in value of a hypothetical $10,000 investment in the
Aasgard Dividend Growth Small & Mid-Cap Fund vs. Russell 2500™ Index.

Since
Total Return	Inception[1]
Aasgard Dividend Growth Small & Mid-Cap Fund	18.79%
Russell 2500™ Index	21.12%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 476-1909.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The Russell 2500™ Index is a broad index featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2500™ Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000™ Index universe of United States-based listed equities. The index is designed to be broad and unbiased in its inclusion criteria, and is recompiled annually to account for the inevitable changes that occur as stocks rise and fall in value.

¹  The Fund commenced operations on April 1, 2016.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

EXPENSE EXAMPLE at March 31, 2017 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. The Aasgard Dividend Growth Small & Mid-Cap Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/16 – 3/31/17).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

EXPENSE EXAMPLE at March 31, 2017 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/16	3/31/17	10/1/16 – 3/31/17
Actual	$1,000.00	$1,081.50	$6.49
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.70	$6.29

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at March 31, 2017 (Unaudited)

1.6%
1.9%
2.1%
4.0%
2.0%
9.4%
3.8%
5.8%
13.9%
1.9%
3.9%
6.1%
1.9%
4.1%
11.9%
2.0%
3.9%
3.9%
2.2%
0.9%
8.3%
3.7%
0.8%

- Accommodation and Food Services – 1.9%
- Administrative Support, Waste Management – 4.0%
- Apparel Manufacturing – 2.0%
- Chemical Manufacturing – 3.8%
- Computer and Electronic Product Manufacturing – 13.9%
- Fabricated Metal Product Manufacturing – 1.9%
- Finance and Insurance – 11.9%
- Health Care and Social Assistance – 3.9%
- Information – 0.8%
- Management of Companies and Enterprises – 3.7%
- Miscellaneous Manufacturing – 8.3%
- Paper Manufacturing – 0.9%
- Plastics and Rubber Products Manufacturing – 2.2%
- Professional, Scientific, and Technical Services – 3.9%
- Real Estate and Rental and Leasing – 2.0%
- Retail Trade – 4.1%
- Transportation and Warehousing – 6.1%
- Transportation Equipment Manufacturing – 3.9%
- Utilities – 1.9%
- Wholesale Trade – 5.8%
- REITS – 9.4%
- Closed-End Funds – 2.1%
- Money Market Funds – 1.6%

Percentages represent market value as a percentage of total investments.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

SCHEDULE OF INVESTMENTS at March 31, 2017

Shares	COMMON STOCKS – 86.75%	Value

	Administrative and Support Services – 4.01%
8,230	Broadridge Financial Solutions, Inc.	$559,229
6,025	ManpowerGroup, Inc.	617,984
		1,177,213
	Ambulatory Health Care Services – 1.95%
5,835	Quest Diagnostics, Inc.	572,939

	Apparel Manufacturing – 1.99%
4,609	Cintas Corp.	583,223

	Chemical Manufacturing – 3.79%
11,295	Church & Dwight Co., Inc.	563,282
6,935	Sensient Technologies Corp.	549,668
		1,112,950
	Computer and Electronic Product Manufacturing – 13.91%
15,835	FLIR Systems, Inc.	574,494
5,235	Harris Corp.	582,499
3,540	L3 Technologies, Inc.	585,127
4,798	Lam Research Corp.	615,871
10,690	Plantronics, Inc.	578,436
8,085	ResMed, Inc.	581,877
9,745	Xilinx, Inc.	564,138
		4,082,442
	Credit Intermediation and Related Activities – 3.98%
14,580	Synovus Financial Corp.	598,072
32,225	Umpqua Holdings Corp.	571,671
		1,169,743
	Fabricated Metal Product Manufacturing – 1.93%
7,555	Crane Co.	565,341

	Food and Beverage Stores – 1.92%
18,970	Whole Foods Market, Inc.	563,788

	Food Services and Drinking Places – 1.89%
3,490	Cracker Barrel Old Country Store, Inc.	555,782

	Furniture and Home Furnishings Stores – 2.17%
11,875	Williams-Sonoma, Inc.	636,737

	Insurance Carriers and Related Activities – 5.87%
41,834	Maiden Holdings Ltd.	585,676
4,450	Reinsurance Group of America, Inc.	565,061
8,149	Safety Insurance Group, Inc.	571,245
		1,721,982

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

SCHEDULE OF INVESTMENTS at March 31, 2017, Continued

Shares	COMMON STOCKS – 86.75%, Continued	Value

	Management of Companies and Enterprises – 3.73%
16,204	Arrow Financial Corp.	$549,315
6,145	Cullen/Frost Bankers, Inc.	546,721
		1,096,036
	Merchant Wholesalers, Durable Goods – 5.78%
11,255	Leggett & Platt, Inc.	566,352
7,190	Reliance Steel & Aluminum Co.	575,344
3,880	Watsco, Inc.	555,538
		1,697,234
	Miscellaneous Manufacturing – 8.28%
7,045	Dover Corp.	566,065
6,395	Hasbro, Inc.	638,349
9,230	Hill-Rom Holdings, Inc.	651,638
8,280	STERIS plc	575,129
		2,431,181
	Nursing and Residential Care Facilities – 1.96%
8,060	National Healthcare Corp.	574,678

	Paper Manufacturing – 0.85%
4,720	Sonoco Products Co.	249,782

	Pipeline Transportation – 6.04%
14,200	New Jersey Resources Corp.	562,320
10,206	Targa Resources Corp.	611,339
20,262	Williams Cos., Inc.	599,553
		1,773,212
	Plastics and Rubber Products Manufacturing – 2.16%
17,650	Goodyear Tire & Rubber Co.	635,400

	Professional, Scientific, and Technical Services – 3.91%
6,080	Jack Henry & Associates, Inc.	566,048
11,350	Leidos Holdings, Inc.	580,439
		1,146,487
	Rental and Leasing Services – 1.97%
7,648	Ryder System, Inc.	576,965

	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 2.01%
7,723	Raymond James Financial, Inc.	588,956

	Telecommunications – 0.84%
3,495	ATN International, Inc.	246,118

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

SCHEDULE OF INVESTMENTS at March 31, 2017, Continued

Shares	COMMON STOCKS – 86.75%, Continued	Value

	Transportation Equipment Manufacturing – 3.94%
6,795	Polaris Industries, Inc.	$569,421
11,948	Standard Motor Products, Inc.	587,125
		1,156,546
	Utilities – 1.87%
14,060	Avista Corp.	549,043
	TOTAL COMMON STOCKS (Cost $22,191,902)	25,463,778

	REITS – 9.43%
5,500	Digital Realty Trust, Inc.	585,145
7,890	EPR Properties	580,941
7,195	Extra Space Storage, Inc.	535,236
11,780	LTC Properties, Inc.	564,262
6,920	National Health Investors, Inc.	502,600
	TOTAL REITS (Cost $2,651,704)	2,768,184

	CLOSED-END FUNDS – 2.07%
15,915	Main Street Capital Corp.	609,067
	TOTAL CLOSED-END FUNDS (Cost $509,482)	609,067

	MONEY MARKET FUNDS – 1.60%
468,641	Fidelity Institutional Government
	Portfolio – Class I, 0.56% (a)	468,641
	TOTAL MONEY MARKET FUNDS (Cost $468,641)	468,641
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $25,821,729) – 99.85%	29,309,670
	Other Assets in Excess of Liabilities – 0.15%	44,399
	NET ASSETS – 100.00%	$29,354,069

REIT –	Real Estate Investment Trust
(a)	Rate shown is the 7-day annualized yield as of March 31, 2017.

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2017

ASSETS
Investments in securities, at value
(identified cost $25,821,729)	$29,309,670
Receivables:
Investments sold	409,657
Fund shares sold	190,000
Dividends and interest	44,080
Prepaid expenses	5,103
Total assets	29,958,510

LIABILITIES
Payables:
Investments purchased	531,495
Fund shares redeemed	20,158
Audit fees	16,400
Advisory fees	16,139
Administration and fund accounting fees	11,695
Transfer agent fees and expenses	3,577
Chief Compliance Officer fee	1,500
Shareholder reporting	1,490
Legal fees	1,064
Custody fees	636
Accrued other expenses	287
Total liabilities	604,441

NET ASSETS	$29,354,069

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$29,354,069
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,515,315
Net asset value, offering and redemption price per share	$11.67

COMPOSITION OF NET ASSETS
Paid-in capital	$25,826,327
Undistributed net investment income	17,003
Accumulated undistributed net realized gain on investments	22,798
Net unrealized appreciation on investments	3,487,941
Net assets	$29,354,069

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2017*

INVESTMENT INCOME
Income
Dividends	$742,556
Interest	1,815
Total income	744,371
Expenses
Advisory fees (Note 4)	196,979
Administration and fund accounting fees (Note 4)	72,535
Transfer agent fees and expenses (Note 4)	24,172
Audit fees	16,400
Chief Compliance Officer fee (Note 4)	9,000
Registration fees	8,377
Trustee fees	8,334
Legal fees	6,853
Custody fees (Note 4)	6,385
Reports to shareholders	3,693
Miscellaneous expenses	3,208
Insurance expense	1,674
Total expenses	357,610
Less: advisory fee waiver (Note 4)	(67,935)
Net expenses	289,675
Net investment income	454,696

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	18,113
Net change in unrealized appreciation on investments	3,487,941
Net realized and unrealized gain on investments	3,506,054
Net Increase in net assets resulting from operations	$3,960,750

* Commenced operations on April 1, 2016.

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

Year Ended
March 31, 2017*
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$454,696
Net realized gain on investments	18,113
Net change in unrealized appreciation on investments	3,487,941
Net increase in net assets resulting from operations	3,960,750

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(433,008)
Total distributions to shareholders	(433,008)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	25,826,327
Total increase in net assets	29,354,069

NET ASSETS
Beginning of year	—
End of year	$29,354,069
Undistributed net investment income	$17,003

(a)	A summary of share transactions is as follows:

	Year Ended
	March 31, 2017*
	Shares	Paid in Capital
Shares sold	2,840,049	$29,291,932
Shares issued
on reinvestments
of distributions	39,406	433,008
Shares redeemed	(364,140)	(3,898,613)
Net increase	2,515,315	$25,826,327

* Commenced operations on April 1, 2016.

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

Year Ended
March 31, 2017*
Net asset value, beginning of year	$10.00

Income from investment operations:
Net investment income	0.20
Net realized and unrealized gain on investments	1.66
Total from investment operations	1.86

Less distributions:
From net investment income	(0.19)
Total distributions	(0.19)

Net asset value, end of year	$11.67

Total return	18.79%

Ratios/supplemental data:
Net assets, end of year (thousands)	$29,354

Ratio of expenses to average net assets:
Before advisory fee waiver	1.54%
After advisory fee waiver	1.25%
Ratio of net investment income to average net assets:
Before advisory fee waiver	1.67%
After advisory fee waiver	1.96%
Portfolio turnover rate	41.73%

* Commenced operations on April 1, 2016.

The accompanying notes are an integral part of these financial statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2017

NOTE 1 – ORGANIZATION

The Aasgard Dividend Growth Small & Mid-Cap Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek a combination of dividend income and capital appreciation, with a secondary focus on lower than market volatility. The Fund commenced operations on April 1, 2016.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2017 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2017, Continued

The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, quarterly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended March 31, 2017, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net	Accumulated Undistributed
Investment Income	Net Realized Gain
$(4,685)	$4,685

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2017, Continued

G.
New Accounting Pronouncement: In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of March 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 7 for additional disclosure.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2017, Continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, real estate investment trusts, and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2017:

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2017, Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and Food Services	$555,782	$—	$—	$555,782
Administrative Support,
Waste Management	1,177,213	—	—	1,177,213
Finance and Insurance	3,480,681	—	—	3,480,681
Health Care and Social Assistance	1,147,617	—	—	1,147,617
Information	246,118	—	—	246,118
Management of Companies
and Enterprises	1,096,036	—	—	1,096,036
Manufacturing	11,392,208	—	—	11,392,208
Professional, Scientific,
and Technical Services	1,146,487	—	—	1,146,487
Real Estate and Rental and Leasing	576,965	—	—	576,965
Retail Trade	1,200,526	—	—	1,200,526
Transportation and Warehousing	1,773,212	—	—	1,773,212
Utilities	549,043	—	—	549,043
Wholesale Trade	1,121,890	—	—	1,121,890
Total Common Stocks	25,463,778	—	—	25,463,778
REITs	2,768,184	—	—	2,768,184
Closed-End Funds	609,067	—	—	609,067
Money Market Funds	468,641	—	—	468,641
Total Investments in Securities	$29,309,670	$—	$—	$29,309,670

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at March 31, 2017, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the year ended March 31, 2017.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Coldstream Capital Management, Inc. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.85% based upon the average daily net assets of the Fund.  For the year ended March 31, 2017, the Fund incurred $196,979 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2017, Continued

acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 1.25% of average daily net assets of the Fund.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended March 31, 2017, the Advisor reduced its fees and absorbed Fund expenses in the amount of $67,935. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2020	$67,935

U.S. Bancorp Fund Services, LLC (the “Administrator or Transfer Agent”) acts as the Fund’s Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Pursuant to the administration agreement, the Administrator receives from the Fund, a combined fee that covers both fund accounting and fund administration services.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended March 31, 2017, the Fund incurred the following expenses for administration and fund accounting, transfer agency, Chief Compliance Officer, and custody fees:

Administration and Fund Accounting	$72,535
Transfer Agency (a)	19,635
Chief Compliance Officer	9,000
Custody	6,385
(a) Does not include out-of-pocket expenses.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2017, Continued

At March 31, 2017, the Fund had payables due to USBFS for administration and fund accounting, transfer agency, Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$11,695
Transfer Agency (a)	3,278
Chief Compliance Officer	1,500
Custody	636
(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2017, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $35,240,545 and $9,888,529, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Fund during the year ended March 31, 2017, were characterized as follows:

March 31, 2017
Ordinary income	$433,008

As of March 31, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$25,804,726
Gross unrealized appreciation	3,725,790
Gross unrealized depreciation	(220,846)
Net unrealized appreciation	3,504,944
Undistributed ordinary income	12,553
Undistributed long-term capital gain	10,245
Total distributable earnings	22,798
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$3,527,742

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2017, Continued

NOTE 7 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1. Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2. Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 2017, Continued

•
Small- and Medium-Sized Companies Risk – Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Investment Style Risk – The Fund’s investments in dividend-paying common stocks may cause the Fund to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

•
Growth Stock Risk – Growth style companies may lose value or move out of favor. Growth style companies also may be more sensitive to changes in current or expected earnings than the prices of other stocks.

•	New Fund Risk – The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Aasgard Dividend Growth Small & Mid Cap Fund

We have audited the accompanying statement of assets and liabilities of the Aasgard Dividend Growth Small & Mid Cap Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aasgard Dividend Growth Small & Mid Cap Fund as of March 31, 2017, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 25, 2017

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

NOTICE TO SHAREHOLDERS at March 31, 2017 (Unaudited)

For the year ended March 31, 2017, the Fund designated $433,008 as ordinary income.

For the year ended March 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2017 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2017 was 0.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (877) 476-1909 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 476-1909.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Information included in the Fund’s Form N-Q is also available by calling (877) 476-1909.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (877) 476-1909 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2017 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 70)		term;	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing Corporation		Trust (for
Milwaukee, WI 53202		March	(collegiate housing		series not
		2014.	management)		affiliated with
			(2012 to present);		the Fund);
			Trustee and Chair		Independent
			(2000 to 2012),		Trustee from
			New Covenant		1999 to 2012,
			Mutual Funds		New Covenant
			(1999-2012);		Mutual Funds
			Director and Board		(an open-end
			Member, Alpha Gamma		investment
			Delta Foundation		company with
			(philanthropic		4 portfolios).
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Retired; formerly,	1	Trustee,
(age 56)		term*;	Managing Director		Advisors Series
615 E. Michigan Street		since	and Vice President,		Trust (for
Milwaukee, WI 53202		March	Jensen Investment		series not
		2017.	Management, Inc.		affiliated with
			(a privately-held		the Fund).
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 82)		term;	President, Hotchkis		Advisors Series
615 E. Michigan Street		since	and Wiley Funds		Trust (for
Milwaukee, WI 53202		May	(mutual funds)		series not
		2002.	(1985 to 1993).		affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2017 (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 58)		term*;	Group, Inc. (financial		Advisors Series
615 E. Michigan Street		since	consulting firm)		Trust (for series
Milwaukee, WI 53202		January	(1998 to present).		not affiliated
		2016.			with the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions Fund,
from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010 to
2016.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S.	1	Trustee,
(age 69)	Trustee	term;	Bancorp Fund Services,		Advisors Series
615 E. Michigan Street		since	LLC (May 1991 to		Trust (for series
Milwaukee, WI 53202		September	present); Manager, U.S.		not affiliated
		2008.	Bancorp Fund Services,		with the Fund);
			LLC (1998 to present).		Director, U.S.
Bancorp Fund
Services, Ltd.
and U.S.
Bancorp Fund
Services,
Limited, 2013
to present;
Director,
Quintillion
Limited, 2013
to present.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2017 (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	and Chief	term; since	(May 1991 to present); Manager, U.S. Bancorp
615 E. Michigan Street	Executive	September	Fund Services, LLC (1998 to present).
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 49)	and	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 55)	and	term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	December	(October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 45)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 59)	President,	term; since	LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 51)		term; since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

AASGARD DIVIDEND GROWTH SMALL & MID-CAP FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2017 (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 30)	Secretary	term; since	Services, LLC (July 2013 to present); Proxy Voting
615 E. Michigan Street		September	Coordinator and Class Action Administrator,
Milwaukee, WI 53202		2015.	Artisan Partners Limited Partnership (September
2012 to July 2013); Legal Internship, Artisan
Partners Limited Partnership (February 2012 to
September 2012); J.D. Graduate, Marquette
University Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of March 31, 2017, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling (877) 476-1909.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Coldstream Capital Management, Inc.
One – 100th Avenue NE, Suite 102
Bellevue, Washington  98004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York  10103

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
(877) 476-1909

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (877) 476-1909. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 3/31/2017
Audit Fees	$13,000
Audit-Related Fees	N/A
Tax Fees	$3,400
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 3/31/2017
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2017
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  6/5/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  6/5/17

By (Signature and Title)*   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date  6/5/17

* Print the name and title of each signing officer under his or her signature.